RESTRICTED NET ASSETS	12 Months Ended
Dec. 31, 2025
ACCOUNTS RECEIVABLE, NET
RESTRICTED NET ASSETS

31. RESTRICTED NET ASSETS

Pursuant to laws applicable to entities incorporated in the PRC, the subsidiaries and the VIE of the Group established in the PRC must make appropriations from after-tax profit to non-distributable reserved funds. These reserve funds include one or more of the following: (i) a general reserve, (ii) an enterprise expansion fund and (iii) a staff bonus and welfare fund. Subject to certain cumulative limits, the general reserve fund requires annual appropriation of 10% of after tax profit (as determined under accounting principles generally accepted in the PRC at each year-end) until the accumulative amount of such reserved fund reaches 50% of their registered capital; the other fund appropriations are at the subsidiaries’ discretion. These reserve funds can only be used for specific purposes of enterprise expansion, and the staff bonus and welfare are not distributable as cash dividends. The appropriation to these reserves by the Group’s PRC entities was nil for the years ended December 31, 2023, 2024 and 2025. The accumulated reserves as of December 31, 2024 and 2025 were RMB7.3 million and RMB7.3 million (US$1.1 million). In addition, due to restrictions on the distribution of registered capital from the Company’s PRC subsidiaries, the PRC subsidiaries’ registered capital of RMB144.5 million and RMB140.3 million (US$20.1 million) as of December 31, 2024 and 2025, were considered restricted. As a result of these PRC laws and regulations, as of December 31, 2024 and 2025, approximately RMB137.2 million and RMB133.0 million (US$19.0 million), were not available for distribution to the Company by its PRC subsidiaries in the form of dividends, loans or advances.